SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) June 25, 2007

Commission File Number	Registrant, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number	State of Incorporation
1-08788	SIERRA PACIFIC RESOURCES P. O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358	Nevada

2-28348	NEVADA POWER COMPANY 6226 West Sahara Avenue Las Vegas, Nevada 895146 (702) 367-5000	88-0420104	Nevada

0-00508	SIERRA PACIFIC POWER COMPANY P. O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418	Nevada

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

Incorporation of Certain Documents by Reference

Nevada Power Company

On June 25, 2007, Nevada Power Company (“Nevada Power”), a wholly-owned subsidiary of Sierra Pacific Resources, entered into a purchase agreement with Credit Suisse Securities (USA) LLC, Merrill Lynch & Co., and UBS Securities LLC, as Representatives of the several underwriters party thereto, related to the issuance of $350 million of Nevada Power’s 6.750% General and Refunding Mortgage Notes, Series R, due 2037 (the “Series R Notes”). The purchase agreement is filed herewith as Exhibit 1.1, the form of the Officer’s Certificate which sets forth the terms of the Series R Notes is filed herewith as Exhibit 4.1, and the Statement of Eligibility of Trustee on Form T-1 is filed herewith as Exhibit 25.1.

The Series R Notes are expected to be issued on or about June 28, 2007, subject to certain conditions stated in the purchase agreement. The Series R Notes will be issued under a registration statement originally filed with the SEC on December 7, 2005 (No. 333-130189). Nevada Power has filed a prospectus supplement with the SEC in connection with the issuance of the Series R Notes.

The net proceeds from the issuance of the Series R Notes, after deducting the underwriters’ discount and Nevada Power’s estimated expenses, will be approximately $345.3 million. Nevada Power intends to use these proceeds to fund the purchase of its General and Refunding Mortgage Notes, Series G, due 2013, which have been tendered pursuant to an offer to purchase which expired June 22, 2007. $227.5 million aggregate principal amount of the General and Refunding Mortgage Notes, Series G, are currently outstanding, $210.3 million of which have been tendered pursuant to the offer to purchase. Nevada Power intends to use the remaining approximately $111.0 million of net proceeds to repay amounts outstanding under its Revolving Credit Facility dated November 4, 2005, as amended.

This Current Report on Form 8-K is being filed by Nevada Power for the purpose of filing exhibits to the registration statement and related prospectus supplement for the issuance of the Series R Notes. All such exhibits are hereby incorporated by reference into the registration statement and related prospectus supplement by reference.

Sierra Pacific Power Company

On June 25, 2007, Sierra Pacific Power Company (“Sierra Pacific Power”), a wholly-owned subsidiary of Sierra Pacific Resources, entered into a purchase agreement with Goldman, Sachs & Co., Deutsche Bank Securities Inc., and Lehman Brothers Inc., as Representatives of the several underwriters party thereto, related to the issuance of $325 million of Sierra Pacific Power’s 6.750% General and Refunding Mortgage Notes, Series P, due 2037 (the “Series P Notes”). The purchase agreement is filed herewith as Exhibit 1.2, the form of the Officer’s Certificate which sets forth the terms of the Series P Notes is filed herewith as Exhibit 4.2, and the Statement of Eligibility of Trustee on Form T-1 is filed herewith as Exhibit 25.2.

The Series P Notes are expected to be issued on or about June 28, 2007, subject to certain conditions stated in the purchase agreement. The Series P Notes will be issued under Sierra Pacific Power’s registration statement originally filed with the SEC on December 7, 2005 (No. 333-130191) and its registration statement filed on June 25, 2007 (No. 333-144024) pursuant to Rule 462(b) under the Securities Act of 1933, as amended. Sierra Pacific Power has filed a prospectus supplement with the SEC in connection with the issuance of the Series P Notes.

The net proceeds from the issuance of the Series P Notes, after deducting the underwriters’ discount and Sierra Pacific Power’s estimated expenses, will be approximately $320.6 million. Sierra Pacific Power intends to use these proceeds to fund the purchase of its 8% General and Refunding Mortgage Bonds, Series A, due 2008, which have been tendered pursuant to an offer to purchase which expired June 22, 2007. $320 million aggregate principal amount of the General and Refunding Mortgage Bonds, Series A, are currently outstanding, $220.8 million of which have been tendered pursuant to the offer to purchase. Sierra Pacific Power intends to use the remaining approximately $93.4 million of net proceeds to repay amounts outstanding under its Revolving Credit Facility dated November 4, 2005, as amended, and for general corporate purposes.

This Current Report on Form 8-K is being filed by Sierra Pacific Power for the purpose of filing exhibits to the registration statement and related prospectus supplement for the issuance of the Series P Notes. All such exhibits are hereby incorporated by reference into the registration statement and related prospectus supplement by reference.

* * *

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, and there shall not be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The sale of securities by each of Nevada Power and Sierra Pacific Power is being made only by means of a prospectus and related prospectus supplements.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits – The following exhibits are filed with this form 8-K:

Nevada Power Company
Ex. 1.1	Purchase Agreement, dated June 25, 2007 between Credit Suisse Securities (USA) LLC, Merrill Lynch & Co., and UBS Securities LLC, as representatives of the several underwriters, and Nevada Power Company

Ex. 4.1	Form of Officer’s Certificate and Form of Note establishing the terms of Nevada Power Company’s 6.750% General and Refunding Mortgage Notes, Series R, due 2037

Ex. 25.1	Statement of Eligibility of Trustee on Form T-1 of the Bank of New York for Nevada Power Company

Sierra Pacific Power Company
Ex. 1.2	Purchase Agreement, dated June 25, 2007 between Goldman, Sachs & Co., Deutsche Bank Securities Inc., and Lehman Brothers Inc., as representatives of the several underwriters, and Sierra Pacific Power Company

Ex. 4.2	Form of Officer’s Certificate and Form of Note establishing the terms of Sierra Pacific Power Company’s 6.750% General and Refunding Mortgage Notes, Series P, due 2037

Ex. 25.2	Statement of Eligibility of Trustee on Form T-1 of the Bank of New York for Sierra Pacific Power Company

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources
(Registrant)

Date: June 25, 2007	By:	/s/ John E. Brown
John E. Brown
Corporate Controller

Nevada Power Company
(Registrant)

Date: June 25, 2007	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company
(Registrant)

Date: June 25, 2007	By:	/s/ John E. Brown
John E. Brown
Controller